NATIONWIDE VARIABLE INSURANCE TRUST
NVIT DFA Capital Appreciation Fund
NVIT DFA Moderate Fund

Supplement dated October 9, 2018
to the Statement of Additional Information ("SAI") dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the third paragraph under the heading "Limitation of Fund Expenses" in the section entitled "Investment Advisory and Other Services" on page 59 of the SAI is deleted in its entirety and replaced with the following:
NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses to limit total annual fund operating expenses until at least April 30, 2019, as follows:

•	NVIT DFA Capital Appreciation Fund to 0.24% for all share classes
•	NVIT DFA Moderate Fund to 0.24% for all share classes

The expense limitation for each Fund listed above excludes any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities; acquired fund fees and expenses; short-sale dividend expenses; Rule 12b-1 fees; fees paid pursuant to an Administrative Services Plan; fees paid to JPMorgan Chase Bank, N.A. ("JPMorgan") (as the Trust's sub-administrator) related to the SEC's Financial Reporting Modernization and Liquidity Risk Management Program Rules (as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018); other expenditures which are capitalized in accordance with generally accepted accounting principles; and expenses incurred by the Funds in connection with any merger or reorganization. The expense limitation for each Fund may also exclude other nonroutine expenses not incurred in the ordinary course of the Funds' business.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE